Exhibit 21.1

Subsidiaries and Affiliates	Jurisdiction of Formation
25 Ashdown Road Solar, LLC	Delaware
623 Landfill, Inc.	Virginia
A D A J Corporation	California
A-Best Disposal, Inc.	Ohio
Abilene Landfill TX, LP	Delaware
Ace Disposal Services, Inc.	Ohio
Action Disposal, Inc.	Texas
Adrian Landfill, Inc.	Michigan
ADS of Illinois, Inc.	Illinois
ADS, Inc.	Oklahoma
AES Accabonac Solar, LLC	Delaware
AES Broadalbin Solar, LLC	Delaware
AES DE RS I, LLC	Delaware
AES DE RS II, LLC	Delaware
AES DE RS III, LLC	Delaware
AES DE RS IV, LLC	Delaware
AES DE RS IX, LLC	Delaware
AES DE RS V, LLC	Delaware
AES DE RS VI, LLC	Delaware
AES DE RS VII, LLC	Delaware
AES DE RS VIII, LLC	Delaware
AES DE RS X, LLC	Delaware
AES DE RS XI, LLC	Delaware
AES Gabreski Solar, LLC	Delaware
AES Greece Solar, LLC	Delaware
AES Holland Solar, LLC	Delaware
AES Johnsville Solar, LLC	Delaware
AES Kekaha Solar, LLC	Delaware
AES Lawa'i Solar, LLC	Delaware
AES Monroe Solar A, LLC	Delaware
AES Monroe Solar B, LLC	Delaware
AES Monroe Solar C, LLC	Delaware
AES Monroe Solar D, LLC	Delaware
AES Monroe Solar E, LLC	Delaware
AES Rochester Solar, LLC	Delaware
AES Tonawanda Solar, LLC	Delaware
AES Wawarsing Solar, LLC	Delaware
Agricultural Acquisitions, LLC	Indiana
Agri-Tech, Inc. of Oregon	Oregon
Agromin OC, LLC	California
Alabama Recycling Services, Inc.	Alabama
Albany-Lebanon Sanitation, Inc.	Oregon
Allied Gas Recovery Systems, L.L.C.	Delaware
Allied Green Power, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Allied Nova Scotia, Inc.	Delaware
Allied Remediation Services, Inc.	Delaware
Allied Research Affiliates, LLC	New Jersey
Allied Services, LLC	Delaware
Allied Waste Environmental Management Group, LLC	Delaware
Allied Waste Holdings (Canada) Ltd.	Delaware
Allied Waste Industries (Arizona), Inc.	Arizona
Allied Waste Industries of Illinois, Inc.	Illinois
Allied Waste Industries of Northwest Indiana, Inc.	Indiana
Allied Waste Industries of Tennessee, Inc.	Tennessee
Allied Waste Industries, LLC	Delaware
Allied Waste Landfill Holdings, Inc.	Delaware
Allied Waste Niagara Falls Landfill, LLC	New York
Allied Waste North America, LLC	Delaware
Allied Waste of California, Inc.	California
Allied Waste of New Jersey, Inc.	New Jersey
Allied Waste of New Jersey-New York, LLC	Delaware
Allied Waste of Ponce, Inc.	Puerto Rico
Allied Waste of Puerto Rico, Inc.	Puerto Rico
Allied Waste Recycling Services of New Hampshire, LLC	Delaware
Allied Waste Rural Sanitation, Inc.	Delaware
Allied Waste Services of Colorado, Inc.	Delaware
Allied Waste Services of Fort Worth, LLC	Texas
Allied Waste Services of Massachusetts, LLC	Massachusetts
Allied Waste Services of North America, LLC	Delaware
Allied Waste Services of Page, Inc.	Idaho
Allied Waste Services of Stillwater, Inc.	Oklahoma
Allied Waste Sycamore Landfill, LLC	Delaware
Allied Waste Systems Holdings, Inc.	Delaware
Allied Waste Systems of Arizona, LLC	Arizona
Allied Waste Systems of Colorado, LLC	Colorado
Allied Waste Systems of Michigan, LLC	Michigan
Allied Waste Systems of Montana, LLC	Montana
Allied Waste Systems of New Jersey, LLC	New Jersey
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania
Allied Waste Systems, Inc.	Delaware
Allied Waste Transfer Services of Arizona, LLC	Delaware
Allied Waste Transfer Services of California, LLC	California
Allied Waste Transfer Services of Florida, LLC	Florida
Allied Waste Transfer Services of New York, LLC	New York
Allied Waste Transfer Services of North Carolina, LLC	North Carolina
Allied Waste Transfer Services of Oregon, LLC	Oregon
Allied Waste Transfer Services of Rhode Island, LLC	Delaware
Allied Waste Transfer Services of Utah, Inc.	Utah
Allied Waste Transportation, Inc.	Delaware
American Disposal Services of Illinois, Inc.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
American Disposal Services of Kansas, Inc.	Kansas
American Disposal Services of Missouri, Inc.	Oklahoma
American Disposal Services of New Jersey, Inc.	Delaware
American Disposal Services of West Virginia, Inc.	Delaware
American Disposal Services, Inc.	Delaware
American Disposal Transfer Services of Illinois, Inc.	Delaware
American Materials Recycling Corp.	New Jersey
American Sanitation, Inc.	Idaho
American Transfer Company, Inc.	New York
Anderson Solid Waste, Inc.	California
Anson County Landfill NC, LLC	Delaware
Apache Junction Landfill Corporation	Arizona
APR Walden Solar 1, LLC	Delaware
Arbor Hills Holdings L.L.C.	Delaware
Area Disposal Inc.	Illinois
Ariana, LLC	Delaware
Aries Venture Investments Company	Delaware
Astro Waste Services, Inc.	Maine
Atlantic Waste Holding Company, Inc.	Massachusetts
Atlas Transport, Inc.	California
Attwoods of North America, Inc.	Delaware
Autauga County Landfill, LLC	Alabama
Automated Modular Systems, Inc.	New Jersey
Autoshred, Inc.	Missouri
AWIN Leasing Company, Inc.	Delaware
AWIN Leasing II, LLC	Ohio
AWIN Management, Inc.	Delaware
Bakersfield Industrial PV 1, LLC	California
Bakersfield PV 1, LLC	California
Barker Brothers Waste, Incorporated	Tennessee
Barker Brothers, Inc.	Tennessee
Bay Collection Services, Inc.	California
Bay Environmental Management, Inc.	California
Bay Landfills, Inc.	California
Bay Leasing Company, Inc.	California
Bayside Disposal, Inc.	Washington
BBCO, Inc.	Delaware
Bealine Service Company, Inc.	Delaware
Belleville Landfill, Inc.	Missouri
Benson Valley Landfill General Partnership	Kentucky
Berkeley Sanitary Service, Inc.	California
Berrien County Landfill, Inc.	Michigan
BFGSI Series 1997-A Trust	Delaware
BFGSI, L.L.C.	Delaware
BFI Atlantic, Inc.	Delaware
BFI Energy Systems of Albany, Inc.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
BFI Energy Systems of Delaware County, Inc.	Delaware
BFI Energy Systems of Essex County, Inc.	New Jersey
BFI Energy Systems of Hempstead, Inc.	Delaware
BFI Energy Systems of Niagara II, Inc.	Delaware
BFI Energy Systems of Niagara, Inc.	Delaware
BFI Energy Systems of SEMASS, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware
BFI REF-FUEL, INC.	Delaware
BFI Trans River (GP), Inc.	Delaware
BFI Trans River (LP), Inc.	Delaware
BFI Transfer Systems of Alabama, LLC	Delaware
BFI Transfer Systems of Georgia, LLC	Delaware
BFI Transfer Systems of Massachusetts, LLC	Massachusetts
BFI Transfer Systems of Mississippi, LLC	Delaware
BFI Transfer Systems of New Jersey, Inc.	New Jersey
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania
BFI Transfer Systems of Texas, LP	Delaware
BFI Transfer Systems of Virginia, LLC	Delaware
BFI Waste Services of Indiana, LP	Delaware
BFI Waste Services of Pennsylvania, LLC	Pennsylvania
BFI Waste Services of Texas, LP	Delaware
BFI Waste Services, LLC	Delaware
BFI Waste Systems of Alabama, LLC	Delaware
BFI Waste Systems of Arkansas, LLC	Delaware
BFI Waste Systems of Georgia, LLC	Delaware
BFI Waste Systems of Louisiana, LLC	Delaware
BFI Waste Systems of Massachusetts, LLC	Massachusetts
BFI Waste Systems of Mississippi, LLC	Delaware
BFI Waste Systems of Missouri, LLC	Delaware
BFI Waste Systems of New Jersey, Inc.	New Jersey
BFI Waste Systems of North America, LLC	Delaware
BFI Waste Systems of Oklahoma, LLC	Oklahoma
BFI Waste Systems of Tennessee, LLC	Delaware
BFI Waste Systems of Virginia, LLC	Delaware
Bio-Med of Oregon, Inc.	Oregon
Bloomington Haulers, LLC	Minnesota
Blue Mountain Recycling, LLC	Pennsylvania
Blue Ridge Landfill TX, LP	Delaware
Bom Ambiente Insurance Company	Cayman Islands
Bond County Landfill, Inc.	Delaware
Borrego Landfill, Inc.	California
Borrow Pit Corp.	Illinois
Brenham Total Roll-Offs, LP	Delaware
Brickyard Disposal & Recycling, Inc.	Illinois
Bridgeton Landfill, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Bridgeton Transfer Station, LLC	Delaware
Browning-Ferris Industries Chemical Services, Inc.	Nevada
Browning-Ferris Industries de Mexico, S.A. de C.V.	Mexico
Browning-Ferris Industries of California, Inc.	California
Browning-Ferris Industries of Florida, Inc.	Delaware
Browning-Ferris Industries of Illinois, Inc.	Delaware
Browning-Ferris Industries of New Jersey, Inc.	New Jersey
Browning-Ferris Industries of New York, Inc.	New York
Browning-Ferris Industries of Ohio, Inc.	Delaware
Browning-Ferris Industries of Tennessee, Inc.	Tennessee
Browning-Ferris Industries, Inc.	Massachusetts
Browning-Ferris Industries, LLC	Delaware
Browning-Ferris Services, Inc.	Delaware
Browning-Ferris, Inc.	Maryland
Brunswick Waste Management Facility, LLC	Delaware
Bunting Trash Service, Inc.	Colorado
Butler County Landfill, LLC	Delaware
C & C Expanded Sanitary Landfill, LLC	Michigan
Cactus Waste Systems, LLC	Arizona
Calvert Trash Service, Incorporated	Maryland
Calvert Trash Systems, Incorporated	Maryland
Camelot Landfill TX, LP	Delaware
Capital Waste & Recycling, Inc.	New York
Capitol Recycling and Disposal, Inc.	Oregon
Carbon Limestone Landfill, LLC	Ohio
CC Landfill, Inc.	Delaware
CECOS International, Inc.	New York
Cefe Landfill TX, LP	Delaware
Celina Landfill, Inc.	Ohio
Central Arizona Transfer, Inc.	Arizona
Central Sanitary Landfill, Inc.	Michigan
Central Virginia Properties, LLC	Georgia
Champlin Refuse, Inc.	Minnesota
Charter Evaporation Resource Recovery Systems	California
Cherokee Run Landfill, Inc.	Ohio
Chilton Landfill, LLC	Delaware
Citizens Disposal, Inc.	Michigan
City-Star Services, Inc.	Michigan
Clarkston Disposal, Inc.	Michigan
Clinton County Landfill Partnership	Indiana
Cocopah Landfill, Inc.	Delaware
Compactor Rental Systems of Delaware, Inc.	Delaware
Congress Development Co.	Illinois
Consolidated Disposal Service, L.L.C.	Delaware
Consolidated Processing, Inc.	Illinois
Continental Waste Industries - Gary, Inc.	Indiana

Subsidiaries and Affiliates	Jurisdiction of Formation
Continental Waste Industries, L.L.C.	Delaware
Copper Mountain Landfill, Inc.	Delaware
Corvallis Disposal Co.	Oregon
County Disposal (Ohio), Inc.	Delaware
County Disposal, Inc.	Delaware
County Environmental Landfill, LLC	Ohio
County Land Development Landfill, LLC	Ohio
County Landfill, Inc.	Delaware
County Line Landfill Partnership	Indiana
Courtney Ridge Landfill, LLC	Delaware
Covington Waste, Inc.	Tennessee
Crockett Sanitary Service, Inc.	California
Crow Landfill TX, L.P.	Delaware
Cumberland County Development Company, LLC	Virginia
CWI of Florida, Inc.	Florida
CWI of Illinois, Inc.	Illinois
CWI of Missouri, Inc.	Missouri
D & L Disposal L.L.C.	Delaware
Delano PV 1, LLC	California
Delta Container Corporation	California
Delta Dade Recycling Corp.	Florida
Delta Paper Stock, Co.	California
Delta Resources Corp.	Florida
Delta Site Development Corp.	Florida
Delta Waste Corp.	Florida
Dempsey Waste Systems II, Inc.	Ohio
Denver RL North, Inc.	Colorado
Desarrollo del Rancho La Gloria TX, LP	Texas
Devens Recycling Center, LLC	Massachusetts
Dinverno, Inc.	Michigan
DTC Management, Inc.	Indiana
E & P Investment Corporation	Illinois
Eagle Industries Leasing, Inc.	Michigan
East Chicago Compost Facility, Inc.	Delaware
ECDC Environmental, L.C.	Utah
ECDC Holdings, Inc.	Delaware
El Centro Landfill, L.P.	Texas
Elder Creek Transfer & Recovery, Inc.	California
Ellis County Landfill TX, LP	Delaware
Ellis Scott Landfill MO, LLC	Delaware
Envirocycle, Inc.	Florida
Environmental Development Corp.	Delaware
Environmental Reclamation Company	Illinois
Environtech, Inc.	Delaware
Envotech-Illinois L.L.C.	Delaware
Evergreen National Indemnity Company	Ohio

Subsidiaries and Affiliates	Jurisdiction of Formation
Evergreen Scavenger Service, Inc.	Delaware
Evergreen Scavenger Service, L.L.C.	Delaware
F. P. McNamara Rubbish Removal, Inc.	Massachusetts
FCR Camden, LLC	Delaware
FCR Florida, LLC	Delaware
FCR Greensboro, LLC	Delaware
FCR Morris, LLC	Delaware
FCR Tennessee, LLC	Delaware
FCR, LLC	Delaware
Flint Hill Road, LLC	South Carolina
FLL, Inc.	Michigan
Foothill Sanitary Landfill, Inc.	California
Forest View Landfill, LLC	Delaware
Fort Worth Landfill TX, LP	Delaware
Forward, Inc.	California
Founder's Homestead Farm Solar, LLC	Rhode Island
Frankfort Environmental Development Company, Inc.	Indiana
Frontier Waste Services (Colorado), LLC	Colorado
Frontier Waste Services (Utah), LLC	Utah
Frontier Waste Services of Louisiana L.L.C.	Louisiana
Frontier Waste Services, L.P.	Texas
G. Van Dyken Disposal Inc.	Michigan
Galveston County Landfill TX, LP	Delaware
Gateway Landfill, LLC	Georgia
GEK, Inc.	Alabama
General Refuse Rolloff Corp.	Delaware
General Refuse Service of Ohio, L.L.C.	Ohio
Georgia Recycling Services, Inc.	Delaware
GGH North Dakota, LLC	North Dakota
Global Indemnity Assurance Company	Vermont
Golden Bear Transfer Services, Inc.	California
Golden Triangle Landfill TX, LP	Delaware
Golden Waste Disposal, Inc.	Georgia
Grants Pass Sanitation, Inc.	Oregon
Great Lakes Disposal Service, Inc.	Delaware
Great Plains Landfill OK, LLC	Delaware
Green Valley Landfill General Partnership	Kentucky
Greenridge Reclamation, LLC	Pennsylvania
Greenridge Waste Services, LLC	Pennsylvania
Greenwood Landfill TX, LP	Delaware
Gulf West Landfill TX, LP	Delaware
Gulfcoast Waste Service, Inc.	Florida
H B Data Security, LLC	Connecticut
Hancock County Development Company, LLC	Mississippi
Harland's Sanitary Landfill, Inc.	Michigan
Harrison County Landfill, LLC	Mississippi

Subsidiaries and Affiliates	Jurisdiction of Formation
HMD Waste, L.L.C.	Delaware
Honeygo Run Reclamation Center, Inc.	Maryland
Hudson Baylor 27th Avenue LLC	Delaware
Hudson Baylor Atlantic County LLC	Delaware
Hudson Baylor Beacon LLC	Delaware
Hudson Baylor Cape May LLC	Delaware
Hudson Baylor North Gateway, LLC	Delaware
Hudson Baylor Tucson LLC	Delaware
Hyder Waste Container, Inc.	North Carolina
Illiana Disposal Partnership	Indiana
Illinois Landfill, Inc.	Illinois
Illinois Recycling Services, Inc.	Illinois
Illinois Valley Recycling, Inc.	Illinois
Imperial Landfill, Inc.	California
Independent Trucking Company	California
Ingrum Waste Disposal, Inc.	Illinois
International Disposal Corp. of California	California
Island Waste Services Ltd.	New York
Itasca Landfill TX, LP	Delaware
Jefferson City Landfill, LLC	Delaware
Jetter Disposal, Inc.	Iowa
Johnstown Solar 1, LLC	Delaware
K & K Trash Removal, Inc.	Maryland
Kankakee Quarry, Inc.	Illinois
Keller Canyon Landfill Company	California
Keller Drop Box, Inc.	Oregon
Kent-Meridian Disposal Company	Washington
Kerrville Landfill TX, LP	Delaware
Key Waste Indiana Partnership	Indiana
La Cañada Disposal Company, Inc.	California
Lake County C & D Development Partnership	Indiana
Lake Norman Landfill, Inc.	North Carolina
LandComp Corporation	Illinois
Lathrop Sunrise Sanitation Corporation	California
Lee County Landfill SC, LLC	Delaware
Lee County Landfill, Inc.	Illinois
Lemons Landfill, LLC	Delaware
Lewistown Disposal, Inc.	Washington
Lewisville Landfill TX, LP	Delaware
LGS Renewables I, L.C.	Texas
Liberty Waste Holdings, Inc.	Delaware
Liberty Waste Services Limited, L.L.C.	Delaware
Liberty Waste Services of Illinois, L.L.C.	Illinois
Liberty Waste Services of McCook, L.L.C.	Delaware
Local Sanitation of Rowan County, L.L.C.	Delaware
Loop Recycling, Inc.	Illinois

Subsidiaries and Affiliates	Jurisdiction of Formation
Loop Transfer, Incorporated	Illinois
Lorain County Landfill, LLC	Ohio
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey
Lucas County Landfill, LLC	Ohio
Madison County Development, LLC	Tennessee
Manteca PV 1, LLC	California
Manumit of Florida, Inc.	Florida
Marion Investment Group, LLC	Oregon
Marion Recycling Center, Inc.	Oregon
Marion Resource Recovery Facility, LLC	Oregon
Maui 17-2 LLC	Hawaii
McCarty Road Landfill TX, LP	Delaware
McCusker Recycling, Inc.	Pennsylvania
McInnis Waste Systems, Inc.	Oregon
Menands Environmental Solutions, LLC	New York
Mesa Disposal, Inc.	Arizona
Mesquite Landfill TX, LP	Delaware
Mexia Landfill TX, LP	Delaware
M-G Disposal Services, L.L.C.	Delaware
Mississippi Waste Paper Company	Mississippi
Missouri City Landfill, LLC	Missouri
Modern Power, LLC	Delaware
Modern-Mallard Energy, LLC	Delaware
Montana Waste Systems, Inc.	Washington
Mountain Home Disposal, Inc.	Delaware
N Leasing Company, LLC	Delaware
NationsWaste Catawba Regional Landfill, Inc.	South Carolina
NationsWaste, Inc.	Delaware
New Mexico Disposal Co., LLC	California
New Morgan Landfill Company, Inc.	Pennsylvania
New York Waste Services, LLC	Delaware
Newton County Landfill Partnership	Indiana
Nichols Street Properties LLC	Delaware
NMRT, LLC	New Mexico
Noble Road Landfill, Inc.	Ohio
Northeast Landfill, LLC	Delaware
Northlake Transfer, Inc.	Illinois
Northwest Tennessee Disposal Corporation	Tennessee
NY RNM Project1, LLC	Delaware
NY RNM Project1A, LLC	Delaware
NY RNM Project2, LLC	Delaware
NY RNM Project3, LLC	Delaware
NY RNM Project4, LLC	Delaware
Oahu SPE 101-14 LLC	Hawaii
Oahu SPE 101-2 LLC	Hawaii
Oahu SPE 101-4 LLC	Hawaii

Subsidiaries and Affiliates	Jurisdiction of Formation
Oahu SPE 101-9 LLC	Hawaii
Oahu SPE 101-19 LLC	Hawaii
Oakland Heights Development, Inc.	Michigan
Obscurity Land Development, LLC	Virginia
Oceanside Waste & Recycling Services	California
Ohio Republic Contracts, II, Inc.	Delaware
Ohio Republic Contracts, Inc.	Ohio
Oklahoma City Landfill, L.L.C.	Oklahoma
Organix Solutions, LLC	Minnesota
Oscar's Collection System of Fremont, Inc.	Nebraska
Otay Landfill, Inc.	California
Ottawa County Landfill, Inc.	Delaware
Packerton Land Company, L.L.C.	Delaware
Palomar Transfer Station, Inc.	California
Peltier Real Estate Company	Oregon
Peninsula Waste Systems, LLC	Maryland
Perdomo & Sons, Inc.	California
Pinal County Landfill Corp.	Arizona
Pine Bend Holdings L.L.C.	Delaware
Pine Hill Farms Landfill TX, LP	Delaware
Pinecrest Landfill OK, LLC	Delaware
Pittsburg County Landfill, Inc.	Oklahoma
Pleasant Oaks Landfill TX, LP	Delaware
Polk County Landfill, LLC	Delaware
Port Clinton Landfill, Inc.	Ohio
Portable Storage Co.	Oregon
Preble County Landfill, Inc.	Ohio
Price & Sons Recycling Company	Georgia
Prichard Landfill Corporation	West Virginia
Prince George's County Landfill, LLC	Maryland
R.C. Miller Enterprises, Inc.	Ohio
R.C. Miller Refuse Service Inc.	Ohio
Rabanco Companies	Washington
Rabanco Recycling, Inc.	Washington
Rabanco, Ltd.	Washington
Rainbow Disposal Co., Inc.	California
Rainbow Environmental Services, LLC	Delaware
Rainbow Transfer/Recycling, Inc.	California
Rainbow West Florida LLC	Delaware
Ramona Landfill, Inc.	California
Ransomville Solar 1, LLC	Delaware
RCS, Inc.	Illinois
Re Community Delaware, LLC	Delaware
Re Community Great Lakes, LLC	Delaware
RE Community Holdings II, Inc.	Delaware
Re Community Renew New York LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
ReCommunity Corporation	New York
ReCommunity Farmingdale, LLC	Delaware
ReCommunity Kentucky, LLC	Delaware
ReCommunity West Corporation	Delaware
Regional Disposal Company	Washington
Reliable Disposal, Inc.	Michigan
Republic Dumpco, Inc.	Nevada
Republic EES, LLC	Louisiana
Republic Environmental Services, LLC	Delaware
Republic Environmental Technologies, Inc.	Nevada
Republic Industrial and Energy Solutions, LLC	Delaware
Republic Ohio Contracts, LLC	Ohio
Republic Recycling Services of Nevada, Inc.	Nevada
Republic Services Alliance Group II, Inc.	Delaware
Republic Services Alliance Group III, Inc.	Delaware
Republic Services Alliance Group IV, Inc.	Delaware
Republic Services Alliance Group, Inc.	Delaware
Republic Services Aviation, Inc.	Florida
Republic Services Blue Ridge Energy Development, LLC	Delaware
Republic Services Customer Resource Center Central, LLC	Delaware
Republic Services Customer Resource Center East, LLC	Delaware
Republic Services Customer Resource Center West, LLC	Delaware
Republic Services Digital Ventures I, LLC	Delaware
Republic Services Environmental Solutions II, LLC	Delaware
Republic Services Environmental Solutions III, LLC	Delaware
Republic Services Environmental, LLC	Delaware
Republic Services Group, LLC	Delaware
Republic Services Holding Company, Inc.	Delaware
Republic Services Leasing Company, LLC	Delaware
Republic Services National Accounts, LLC	Delaware
Republic Services of Arizona Hauling, LLC	Arizona
Republic Services of British Columbia, Inc.	British Columbia
Republic Services of Buffalo, LLC	Delaware
Republic Services of California Holding Company, Inc.	Delaware
Republic Services of California II, LLC	Delaware
Republic Services of Canada, Inc.	Ontario
Republic Services of Colorado Hauling, LLC	Colorado
Republic Services of Colorado I, LLC	Colorado
Republic Services of Florida GP, Inc.	Delaware
Republic Services of Florida LP, Inc.	Delaware
Republic Services of Florida, Limited Partnership	Delaware
Republic Services of Georgia GP, LLC	Delaware
Republic Services of Georgia LP, LLC	Delaware
Republic Services of Georgia, Limited Partnership	Delaware
Republic Services of Indiana LP, Inc.	Delaware
Republic Services of Indiana Transportation, LLC	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Republic Services of Indiana, Limited Partnership	Delaware
Republic Services of Iowa, LLC	Iowa
Republic Services of Kentucky, LLC	Kentucky
Republic Services of Maryland, LLC	Maryland
Republic Services of Massachusetts, LLC	Delaware
Republic Services of Michigan Hauling, LLC	Michigan
Republic Services of Michigan Holding Company, Inc.	Delaware
Republic Services of Michigan I, LLC	Michigan
Republic Services of Michigan II, LLC	Michigan
Republic Services of Michigan III, LLC	Michigan
Republic Services of Michigan IV, LLC	Michigan
Republic Services of New Jersey, LLC	Delaware
Republic Services of North Carolina, LLC	North Carolina
Republic Services of Ohio Hauling, LLC	Ohio
Republic Services of Ohio I, LLC	Ohio
Republic Services of Ohio II, LLC	Ohio
Republic Services of Ohio III, LLC	Ohio
Republic Services of Ohio IV, LLC	Ohio
Republic Services of Ohio Transportation, LLC	Delaware
Republic Services of Oxnard, Inc.	California
Republic Services of PA - Environmental Solutions, LLC	Delaware
Republic Services of Pennsylvania, LLC	Delaware
Republic Services of Smith County, LLC	Delaware
Republic Services of Sonoma County Energy Producers, Inc.	California
Republic Services of Sonoma County, Inc.	Delaware
Republic Services of South Carolina, LLC	Delaware
Republic Services of Southern California, LLC	Delaware
Republic Services of Tennessee, LLC	Delaware
Republic Services of Virginia, LLC	Virginia
Republic Services of Wisconsin GP, LLC	Delaware
Republic Services of Wisconsin LP, LLC	Delaware
Republic Services of Wisconsin, Limited Partnership	Delaware
Republic Services Organic Holding, Inc.	Delaware
Republic Services Organic Solutions, LLC	Delaware
Republic Services Procurement, Inc.	Delaware
Republic Services Real Estate Holding, Inc.	North Carolina
Republic Services Recycling of Indiana, Inc.	Delaware
Republic Services Renewable Energy II, LLC	Delaware
Republic Services Renewable Energy, LLC	Delaware
Republic Services Risk Management, Inc.	Delaware
Republic Services Vasco Road, LLC	Delaware
Republic Silver State Disposal, Inc.	Nevada
Republic Transportation Services of Canada, Inc.	Ontario
Republic Waste Services of Southern California, LLC	Delaware
Republic Waste Services of Texas GP, Inc.	Delaware
Republic Waste Services of Texas LP, Inc.	Delaware

Subsidiaries and Affiliates	Jurisdiction of Formation
Republic Waste Services of Texas, Ltd.	Texas
Republic Waste, Limited Partnership	Delaware
Resource Recovery Systems, LLC	Delaware
Resource Recovery, Inc.	Kansas
RI/Alameda Corp.	California
Richmond Sanitary Service, Inc.	California
Richmond Solar Power 1, LLC	Rhode Island
Rincon Solar I, LLC	Georgia
RITM, LLC	Delaware
River Recycling, LLC	Delaware
River Street Solar 1, LLC	Delaware
Roosevelt Associates	Washington
Ross Bros. Waste & Recycling Co.	Ohio
Rossman Sanitary Service, Inc.	Oregon
Roxana Landfill, LLC	Illinois
Royal Holdings, Inc.	Michigan
RSG Cayman Group, Inc.	Delaware
RT52 Walden Solar 1, LLC	Delaware
Rubbish Control, L.L.C.	Delaware
RWS Texas Leasing Company, LLC	Texas
RWS Transport, L.P.	Delaware
S & S Recycling, Inc.	Georgia
Saguaro National Captive Insurance Company	Arizona
Saline County Landfill, Inc.	Illinois
San Diego Landfill Systems, LLC	California
San Francisco Bay Railway, LLC	Delaware
San Marcos NCRRF, Inc.	California
Sand Valley Holdings, L.L.C.	Delaware
Sandy Hollow Landfill Corp.	West Virginia
Sangamon Valley Landfill, Inc.	Delaware
Sanifill, Inc.	Tennessee
Sanitary Disposal Service, Inc.	Michigan
Sauk Trail Development, Inc.	Michigan
Schofield Corporation of Orlando	Florida
Show-Me Landfill, LLC	Delaware
Shred - All Recycling Systems Inc.	Illinois
Simmons & Eastern, LLC	Delaware
Solano Garbage Company	California
Source Recycling, Inc.	Oregon
South Trans, Inc.	New Jersey
Southeast Landfill, LLC	Delaware
Southern Illinois Regional Landfill, Inc.	Illinois
Southern Tank Leasing, Inc.	Alabama
Southwest Landfill TX, LP	Delaware
Springfield Environmental General Partnership	Indiana
St. Paul Haulers, LLC	Minnesota

Subsidiaries and Affiliates	Jurisdiction of Formation
Standard Disposal Services, Inc.	Michigan
Standard Environmental Services, Inc.	Michigan
Standard Waste, Inc.	Delaware
Streator Area Landfill, Inc.	Illinois
Suburban Transfer, Inc.	Illinois
Suburban Warehouse, Inc.	Illinois
Summit Waste Systems, Inc.	Arizona
Sunrise Sanitation Service, Inc.	California
Sunset Disposal Service, Inc.	California
Sunset Disposal, Inc.	Kansas
Sycamore Landfill, Inc.	California
Tate's Transfer Systems, Inc.	Missouri
Tay-Ban Corporation	Michigan
Tayman Industries, Inc.	California
The Ecology Group, Inc.	Ohio
Thomas Disposal Service, Inc.	Missouri
Tidal Tank, Inc.	Delaware
Tippecanoe County Waste Services Partnership	Indiana
Tom Luciano's Disposal Service, Inc.	New Jersey
Total Roll-Offs, L.L.C.	Texas
Total Solid Waste Recyclers, Inc.	New Jersey
Trash Butler, LLC	Florida
Tricil (N.Y.), Inc.	New York
Tri-County Refuse Service, Inc.	Michigan
Tri-State Recycling Services, Inc.	Illinois
Tri-State Refuse Corporation	Arizona
Turkey Creek Landfill TX, LP	Delaware
United Disposal Service, Inc.	Oregon
University Solar, LLC	Rhode Island
Upper Rock Island County Landfill, Inc.	Illinois
Valley Landfills, Inc.	Oregon
VHG, Inc.	Minnesota
Victoria Landfill TX, LP	Delaware
Vining Disposal Service, Inc.	Massachusetts
Warner Hill Development Company	Ohio
Wasatch Regional Landfill, Inc.	Utah
Waste Control Systems, Inc.	Oregon
Waste Services Group, LLC	Delaware
Waste Services of New York, Inc.	New York
Wastehaul, Inc.	Indiana
Wayne County Land Development, LLC	New York
Wayne County Landfill IL, Inc.	Delaware
Wayne Developers, LLC	Georgia
WDTR, Inc.	Oregon

Subsidiaries and Affiliates	Jurisdiction of Formation
Webster Parish Landfill, L.L.C.	Delaware
Wellkept LLC	Delaware
West Contra Costa Energy Recovery Company	California
West Contra Costa Sanitary Landfill, Inc.	California
West County Landfill, Inc.	California
West County Resource Recovery, Inc.	California
West Street Solar 1, LLC	Delaware
Whispering Pines Landfill TX, LP	Delaware
Willamette Resources, Inc.	Oregon
Williams County Landfill Inc.	Ohio
Williamsburg East Street Solar LLC	Delaware
Willow Ridge Landfill, LLC	Delaware
Wilshire Disposal Service	California
Winchendon Ash Street Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 1 LLC	Delaware
Winchendon Lincoln Avenue Solar 2 LLC	Delaware
WJR Environmental, Inc.	Washington
Woodlake Sanitary Service, Inc.	Minnesota
Zakaroff Services	California